Lord Abbett    Growth Opportunities Fund                       Visit our
                                                           Web Site and get
                                                      up-to-date statistics and
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                                              www.lordabbett.com





                   SEMI-ANNUAL REPORT FOR THE SIX MONTHS ENDED MAY 31, 2000




                                                                     [LOGO]




                                                        A portfolio of mid-sized
                                                        growth companies



                                     [LOGO]

                             REPORT TO SHAREHOLDERS
                     For the Six Months Ended May 31, 2000


[PHOTO OF
ROBERT S. DOW]



/s/ Robert S. Dow
Robert S. Dow
Chairman

June 9, 2000


"We believe the stocks of mid-sized
companies are an important  part of
any well-diversified asset allocation
program."


            DALBAR
HONORS COMMITMENT TO INVESTORS
             1999

Lord,  Abbett  & Co.  is  proud  to
announce we have  received a DALBAR
award  for  providing  consistently
good service to  shareholders,  the
1999 Key  Honors  Award for  Mutual
Fund  Service.   DALBAR,  Inc.,  an
independent   research   firm   and
evaluator  of mutual fund  service,
presents  the  award  to  financial
services    firms   that    provide
consistently   solid   service   to
clients.


                Lord Abbett Growth Opportunities Fund completed the first half of its fiscal year on May 31, 2000 with a net asset value of $19.75 per class A shares versus $18.89 on November 30, 1999. The Fund's total return over the same period was 5.65%.

                The period through May 2000 can best be described as "a tale of two markets." Led by computer technology and biotechnology companies, most major market indices exhibited strong performance from December 1999 through March of this year and many momentum investors were rewarded with significant price gains. However, in April and May the stock market experienced a sharp "correction" (or downturn) as investors' euphoria for the stocks of technology companies, particularly Internet firms, fizzled. Whereas the technology-rich NASDAQ Index* had previously led the market, it fell by 37 percent from its March peak to the end of May. During this volatile period, stocks of mid-sized companies (represented by the Russell Midcap Growth Index*) outperformed the stocks of larger firms (represented by the S&P 500*).

                Stocks of healthcare companies were the strongest performers for the Growth Opportunities Fund during the period. Many healthcare companies have recently performed well, due to strong revenues from new products. We anticipate that many generic drug manufacturers are likely to continue to experience accelerated revenue and earnings growth, as the product patents owned by a large number of brand-name pharmaceutical companies expire during the next 2-3 years, making room for generic drug manufacturers to produce even more new products. We have been overweighted in healthcare companies (compared to the Fund's benchmark, the Russell Midcap Growth Index*) during 2000 and continue to do extensive research in this area to look for strong companies with good growth prospects.

                Our exposure to the stocks of energy companies also contributed positively to the Fund's performance during the period. Oil and natural gas prices have been very strong, particularly over the past few months. This has provided a very positive environment for both energy companies exploring for new reserves and the service companies that facilitate that exploration.

                Conversely, unlike 1999, when technology was our best performing sector, our holdings in technology companies did not perform well for the Fund during the first part of 2000. While we strongly believe in the future of technology and its many exciting applications, especially in Internet and wireless communications companies, we feel the valuations of many of the companies in the technology industry are very high compared to their underlying fundamentals. In addition, we believe that many of these companies are inappropriate for purchase in the Fund at the present time, since they do not satisfy our criteria for investing in higher-quality companies with established market positions, experienced management teams, strong earnings growth and healthy balance sheets.

                We will continue to add to our positions in the stocks of fundamentally strong, fast-growing mid-sized firms. We are enthusiastic about the prospects for mid-sized companies,
                especially   given  that  they  are  more  liquid  than  smaller
                companies, and in our view possess faster revenue growth potential versus many larger companies. We believe mid-sized growth companies will continue to rebound from spring 2000's stock market correction and we have attempted to position the Fund to benefit from such an upswing. We believe the stocks of mid-sized companies are an important part of any well-diversified asset allocation program. In our opinion, this segment of the stock market gives investors the opportunity to invest in some of the most exciting trends and growing companies in the United States. As always, we remain committed to constructing the very best portfolio possible for our clients and appreciate the opportunity to help you meet your investment goals.

* The NASDAQ, Russell Midcap Growth and S&P 500 Indices are commonly used measures of stock market performance, are unmanaged and not available for direct investment.

Strong Fund Performance

Comparison of the change in value of a $10,000 investment, 8/1/95-5/31/00, in Lord Abbett Growth Opportunities Fund and the unmanaged S&P MidCap 400, Russell 2000 Index and Russell Midcap Growth Index.

-------------------------------------------------------------------------------
Graphics Omitted

$28,103                  $23,967        $16,945            $27,406

Growth                   S&P            Russell            Russell
Opportunities            MidCap         2000               Midcap Growth
Fund(1)                  400(2)         Index(3)           Index(4)

-------------------------------------------------------------------------------
(1) The Fund (Class A shares) commenced operations 8/1/95. Reflects the reinvestment of all distributions at net asset value.
(2) S&P MidCap 400 Index is an unmanaged weighted index comprising 400 widely held common stocks chosen by Standard & Poor's for their mid-size and industry characteristics.
(3) Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization was approximately $580 million; the median market capitalization was approximately $466 million. The largest company in the index had an approximate market capitalization of $1.5 billion. Calculated from 7/31/95.
(4) Russell Midcap Growth Index measures the performance of those Russell midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index. Calculated from 7/31/95.


SEC-Required Information
Average annual compounded returns for periods ended 6/30/00, at the Class A maximum sales charge of 5.75%, with all distributions reinvested:

-------------------------------------------------------------------------------
Grpahics Omitted

1 Year                        36.80%

3 Years                       24.05%

Life of Fund                  24.14%
(8/1/95 Inception)
-------------------------------------------------------------------------------

Past performance is no indication of future results. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

LORD ABBETT GROWTH OPPORTUNITIES FUND

There are Four Phases of Business Growth

1.   Formative Phase...start-ups

2.   Developing Growth Phase...often experience dramatic growth

3.   Established Growth Phase...grow quickly and become more competitive forces

4. Maturity Phase...growth patterns begin to resemble the Gross Domestic Product (GDP).

Growth Opportunities Fund focuses on companies that are in the late stages of Phase Two of the business growth cycle and the early stages of Phase Three. These are primarily mid-sized companies(1).
-------------------------------------------------------------------------------
Grpahics Omitted

COMPANIES TOO SMALL                     GROWTH OPPORTUNITIES          COMPANIES TOO LARGE
AND/OR SPECULATIVE FOR THE FUND            FUND FOCUS(2)              AND/OR MATURE FOR THE FUND(3)

                                        AmeriCredit Corp.             Wal-Mart Stores, Inc.
                                        Convergys Corp.               Oracle Corporation
                                        Plantronics                   Amgen


                                                                       (Sample companies not
                                                                   necessarily in portfolio)

|                   |                                  |                        |                   |
-----Formative------------------Developing------------------------Established-------Maturity--------

(1) We define mid-sized companies as those with market capitalizations between $1 billion and $10 billion.
(2) Sample of well-known current holdings. Investments in stocks of developing companies involve more risk and are generally more volatile than investments in mature companies. As of 6/30/00, allocations were as follows: AmeriCredit Corp. 2.6%, Convergys Corp. 2.1%, Plantronics 2.1%. The Fund is actively managed, holdings and allocations are subject to change. The actual growth of a company cannot be guaranteed.
(3) Well-known companies that are not in the Fund.

  Opportunities with Mid-Sized Companies(4)

  Mid-sized companies are expected to grow faster than large companies over the next 3-5 years. In addition, their stocks may represent better value than large company stocks by two popular measures:

                                                 Large Companies(7)          Mid-Sized Companies(8)
------------------------------------------------------------------------------------------------
  Estimated 3-5 Year Earnings Growth                   20.3%                          21.5%
------------------------------------------------------------------------------------------------
  P/E (Price/Earnings Ratio)(5)                        21.7%                          14.9%
------------------------------------------------------------------------------------------------
  P/B (Price/Book Value Ratio)(6)                       4.8x                           2.8x

(4) Source: FactSet. Representative data were calculated at Lord Abbett using the ValueLine Database on FactSet, which may not include all securities in any portfolio or index. Data as of 6/30/00.
(5) Price/Earnings Ratio (P/E) gives investors an idea of how much they are paying for a company's earning power. The higher the P/E, the more investors are paying, and therefore, the more earnings growth they are expecting.
(6) Price/Book Ratio (P/B) compares a stock's market value to the value of total assets less total liabilities (book value). The higher the P/B, the more investors are paying for the assets of the company.
(7) Large companies are represented by the Russell 1000 Index, which measures the performance of the 1,000 largest companies in the Russell 3000, which represents 92% of the total market capitalization of the Russell 3000. Both indices are unmanaged and not available for direct investment.
(8) Mid-sized companies are represented by the Russell Midcap Index, which measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 26% of the total market capitalization of the Russell 1000. The index is unmanaged and not available for direct investment.

 Uncovering Growing Companies

 Growth Opportunities Fund is managed by a team of experienced investment professionals working to identify mid-sized companies with apparent competitive advantages that will help them grow faster than the overall economy. Such companies generally have:

o  Established market positions        o  Proprietary products or services,
                                            often with:
o  Experienced management teams            -->  Unique technology
o  Reasonable debt levels                  -->  Patents, licenses or copyrights
o  Strong sales and earnings growth        -->  Exposure to new markets


 About Lord Abbett

 o  Established in 1929

 o  Exclusively focused on investmentmanagement

 o  Over $32 billion in assets under management*

Dedication, accountability, involvement and performance define our organization and characterize the way we invest. Lord, Abbett & Co. strives to stand apart by providing superior products and exceptional levels of service that investment professionals and investors demand and deserve.

 *As of 5/31/00.



 Important Information

Common  stocks  purchased  by the  Fund  are  subject  to  market  fluctuations, providing the potential for gains and the risk of loss. Starting in October 1998, Growth Opportunities Fund changed its investment strategy to one emphasizing growth-oriented investments. Performance results quoted herein reflect past performance, current sales charges (where applicable) and appropriate Rule 12b-1 Plan expenses from commencement of the Plan. Past performance is no indication of future results. Tax consequences are not reflected. The investment return and principal value of an investment will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. The Fund issues additional shares with distinct pricing options. For a full disclosure of the differences in pricing alternatives, please call Lord Abbett Distributor LLC at 800-874-3733 and ask for the Fund's current prospectus. If used as sales material after 9/30/00, this report must be accompanied by Lord Abbett's Performance Quarterly for the most recently completed calendar quarter.

               Statement of Net Assets (unaudited)
               May 31, 2000

                   Investments                    Shares      Value
========================================================================
Investments in Common Stocks 95.66%
------------------------------------------------------------------------
Biotechnology .66%     *Immunex Corp.              60,800    $1,573,200
-----------------------------------------------------------=============
Building
Materials .76%         *Royal Group
                         Technologies Ltd.         85,000     1,822,187
-----------------------------------------------------------=============
Business               * Acxiom Corp.             130,000     3,802,500
Services 8.36%         * CSG Systems
                         International, Inc.       78,800     3,920,300
                       * CheckFree Holdings Corp.  99,100     4,143,619
                       * Sykes Enterprises, Inc.  160,000     3,090,000
                       * West Teleservices Corp.  195,000     5,130,937
                         Total                               20,087,356
-----------------------------------------------------------=============
Communications         * CommScope, Inc.          126,800     4,897,650
Equipment 7.07%          Harris Corp.             118,800     3,630,825
                         Mastec, Inc.              45,600     3,117,900
                       * Sawtek, Inc.              65,000     4,180,313
                       * UTStarcom, Inc.           30,000     1,147,500
                         Total                               16,974,188
-----------------------------------------------------------=============
Computer:              * Cambridge Technology
Services 3.50%           Partners, Inc.           258,800     2,086,575
                       * Diamond Technology
                         Partners, Inc.            50,100     3,156,300
                       * iGate Capital Corp.      123,300     1,934,269
                       *Safeguard Scientifics,
                         Inc.                      38,000     1,223,125
                         Total                                8,400,269
-----------------------------------------------------------=============
Computer:
Hardware 1.18%         * American Power Conversion
                         Corp.                     80,000     2,835,000
-----------------------------------------------------------=============
Computer:              * BEA Systems, Inc. ADR     44,000     1,589,500
Software 7.27%         * Lycos, Inc.               32,100     1,942,050
                         National Computer Systems,
                         Inc.                      65,200     2,962,525
                       * Network Solutions, Inc.    7,700     1,132,862
                       * RSASecurity, Inc.         30,700     1,767,169
                       *Satyam Infoway Ltd. ADR    21,000       435,750
                       * Symantec Corp.            59,100     3,885,825
                       * VIA NET.WORKS, Inc.      100,000     1,412,500
                       *Wind River Systems, Inc.   64,300     2,330,875
                         Total                               17,459,056
-----------------------------------------------------------=============
Drugs 11.36%             Alpharma Inc., Class A    87,700     4,341,150
                       * Alza Corp.                69,600     3,536,550
                       * Elan Corp. plc ADR        55,600     2,213,575
                       * Ivax Corp.                94,650     3,561,206
                         MedImmune, Inc.            8,000     1,243,000
                       * QLT, Inc.                 47,600     2,329,425
                       * Sepracor, Inc.            29,600     2,830,500
                         Teva Pharmaceutical
                         Industries Ltd. ADR       99,200     5,344,400
                       * Watson Pharmaceutical,
                          Inc.                     43,000     1,897,375
                         Total                               27,297,181
-----------------------------------------------------------=============
Electronics 1.48%      * SCI Systems, Inc.         79,100     3,559,500
-----------------------------------------------------------=============
Electronics:
Equipment/             * Sensormatic
Components 2.45%         Electronics Corp.        375,200     5,885,950
-----------------------------------------------------------=============
Electronics:             Dallas Semiconductor
                          Corp.                    45,000   $ 1,800,000
Semiconductors         * Integrated Device
7.39%                    Technology, Inc.         151,500     7,186,781
                       * Lattice Semiconductor
                          Corp.                    31,000     1,838,687
                       * Nvidia Corp.              34,700     3,960,138
                       * Silicon Storage
                         Technology, Inc.          40,000     2,970,000
                         Total                               17,755,606
-----------------------------------------------------------=============
Energy Equipment       * Grant Prideco, Inc.       75,100     1,746,075
& Services 6.15%       * Nabors Industries, Inc.  120,000     5,160,000
                         Transocean Sedco
                           Forex, Inc.             85,000     4,180,938
                       * Weatherford
                           International, Inc.     85,700     3,690,456
                         Total                               14,777,469
-----------------------------------------------------------=============
Financial              * AmeriCredit Corp.        322,300     5,942,406
Services 3.27%         * Catellus Development
                           Corp.                  142,000     1,908,125
                         Total                                7,850,531
-----------------------------------------------------------=============
Health Care            * Caremark Rx, Inc.        476,000     2,885,750
Services 3.54%         * Priority Healthcare
                           Corp.                  109,900     5,604,900
                         Total                                8,490,650
-----------------------------------------------------------=============
Hospital Supplies
1.00%                    Beckman Coulter, Inc.     40,000     2,405,000
-----------------------------------------------------------=============
Metals & Minerals
1.10%                  * Stillwater Mining Co.     94,400     2,649,100
-----------------------------------------------------------=============
Publishing .80%          Reader's Digest
                         Association,
                         Inc. Class A              56,400     1,910,550
-----------------------------------------------------------=============
Radio & TV             * Emmis Communications
                              Corp.                84,100     2,869,913
Broadcast 3.87%        * Pegasus Communications
                         Corp.                     83,200     3,411,200
                       * Spanish Broadcasting
                         System, Inc.             177,700     3,020,900
                         Total                                9,302,013
-----------------------------------------------------------=============
Restaurants .42%       * Starbucks Corp.           30,000     1,020,000
-----------------------------------------------------------=============
Retail 3.88%             RadioShack Corp.         104,900     4,451,694
                       * Whole Foods Market, Inc. 140,000     4,865,000
                         Total                                9,316,694
-----------------------------------------------------------=============
Retail:
Specialty 2.16%        * Michaels Stores, Inc.    121,400     5,197,438
-----------------------------------------------------------=============
Services 2.43%         * Convergys Corp.          130,000     5,841,875
-----------------------------------------------------------=============
Technology 3.39%       * Arrow Electronics, Inc.   32,000     1,122,000
                       * Proxicom, Inc. ADR        52,500     2,408,437
                       * Tech Data Corp.          122,800     4,612,675
                         Total                                8,143,112
-----------------------------------------------------------=============
Telecommunication      * Antec Corp.               80,500     4,045,125
Equipment 3.89%        * Plantronics, Inc.         62,000     5,293,250
                         Total                                9,338,375
-----------------------------------------------------------=============
Telecommunications     * Broadwing, Inc.          151,700     3,612,356
7.81%                  * Dobson Communications
                         Corp.                     25,000       595,313
                       * FLAG Telecom
                           Holdings Ltd.          107,800     1,529,413
                       *ICG Communications, Inc.  180,100     3,388,131
                       *NEXTLINK Communications,
                         Inc. Class A              26,500     1,856,656
                       *Net2Phone, Inc.            60,300     1,778,850
                       *Research In Motion Ltd.    21,300       685,594
                       *TeleCorp PCS, Inc.        103,000     3,128,625
                       *Viatel, Inc.               87,800     2,189,512
                         Total                               18,764,450
-----------------------------------------------------------=============

                   Investments                    Shares      Value
========================================================================
Utilities .47%         *Independent Energy
                         Holdings plc ADR          50,000   $ 1,118,750

                         Total Investments in
                         Common Stocks
                         (Cost $222,487,301)                229,775,500
-----------------------------------------------------------=============
                                           Principal
Short-Term Investments 3.79%                  Amount
-----------------------------------------------------------=============
                    Associates Corp.
                    6.77% due 6/1/2000
                    (Cost $9,105,000)        $9,105,000       9,105,000
-----------------------------------------------------------=============
                    Total Investments 99.45%
                    (Cost $231,592,301)                     238,880,500
-----------------------------------------------------------=============
Other Assets, Less Liabilities .55%
========================================================================
Cash                                                            104,806
========================================================================
Receivables for:    Securities sold                          11,511,990
                    Capital stock sold                        2,037,543
                    Dividend and interest                        26,935
                    Total Other Assets                       13,681,274
===============================================================================
Payables for:       Securities purchased                   $ 11,918,214
                    Capital stocks reacquired                   189,382
                    Other                                       250,830
                    Total Liabilities                        12,358,426
-----------------------------------------------------------=====================
                    Total Other Assets,
                    Less Liabilities                          1,322,848
===============================================================================
Net Assets 100.00%                                         $240,203,348
===============================================================================

Class A  Shares-Net  asset  value  ($146,096,845/7,396,814
  shares  outstanding)                                           $19.75
Maximum offering price (net asset value plus sales charge
  of 5.75% of the offering  price)                               $20.96
Class B  Shares-Net  asset value  ($54,319,093/2,773,769
  shares outstanding)                                            $19.58
Class C Shares-Net asset value ($39,784,262/2,032,047
  shares  outstanding)                                           $19.58
Class Y Shares-Net  asset value  ($3,147.52/158.773
  shares outstanding)                                            $19.82
*Non-income producing security.
  ADRAmerican Depositary Receipt

See Notes to Financial Statements.



              Statement of Operations (unaudited)
Investment Income                                 Six Months Ended May 31, 2000
===============================================================================-
Income        Interest                                $294,591
              Dividends                                 79,101
                                                      --------
              Total income                                       $   373,692
--------------------------------------------------------------------------------
Expenses      Management fee                           781,646
              Management fee waived                   (257,312)
              12b-1 distribution plan-Class A          207,313
              12b-1 distribution plan-Class B          195,922
              12b-1 distribution plan-Class C          138,287
              Shareholder servicing                    197,611
              Reports to shareholders                   32,600
              Registration                              37,285
              Professional                              17,088
              Directors' fees                            1,128
              Other                                      2,344
--------------------------------------------------------------------------------
              Total expenses                                       1,353,912
--------------------------------------------------------------------------------
              Net investment loss                                   (980,220)
--------------------------------------------------------------------------------
Realized and Unrealized Loss on Investments
===============================================================================-
Net realized loss from investment transactions                   (11,322,382)
===============================================================================-
Net change in unrealized depreciation of investments              (3,527,246)
===============================================================================-
Net realized and unrealized loss on investments                  (14,849,628)
===============================================================================-
Net Decrease in Net Assets Resulting from Operations            $(15,829,848)
===============================================================================-
              See Notes to Financial Statements.

              Statements of Changes in Net Assets

                                                                                                  Six Months Ended    Year Ended
                                                                                                           May 31, 2000November 30,
Increase (Decrease) in Net Assets                                                                      (unaudited)          1999
====================================================================================================================================
Operations    Net investment income (loss)                                                          $     (980,220)   $   17,047
              Net realized gain (loss) from investment transactions                                    (11,322,382)    1,508,482
              Net change in unrealized appreciation (depreciation) of investments                       (3,527,246)   10,365,297
              Net increase(decrease) in net assets resulting from operations                           (15,829,848)   11,890,826
------------------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders from:
              Net investment income-Class A                                                                (31,428)            -
              Net investment income-Class B                                                                      -             -
              Net investment income-Class C                                                                      -             -
              Net investment income-Class Y                                                                     (6)            -
              Net realized gain from investment transactions-Class A                                      (462,980)            -
              Net realized gain from investment transactions-Class B                                      (127,732)            -
              Net realized gain from investment transactions-Class C                                       (98,035)            -
              Net realized gain from investment transactions-Class Y                                           (30)            -
              Total                                                                                       (720,211)            -
------------------------------------------------------------------------------------------------------------------------------------
Capital share transactions:
              Net proceeds from sales of shares                                                        219,554,073    47,393,509
              Net asset value of shares issued in reinvestment of dividends and distributions              705,953             -
              Total                                                                                    220,260,026    47,393,509
------------------------------------------------------------------------------------------------------------------------------------
              Cost of shares reacquired                                                                (23,154,107)   (4,359,957)
------------------------------------------------------------------------------------------------------------------------------------
              Increase in net assets derived from capital share transactions                           197,105,919    43,033,552
------------------------------------------------------------------------------------------------------------------------------------
Increase in net assets                                                                                 180,555,860    54,924,378
------------------------------------------------------------------------------------------------------------------------------------
Net Assets:
              Beginning of period                                                                       59,647,488     4,723,110
              ----------------------------------------------------------------------------------------------------------------------
              End of period*                                                                          $240,203,348  $ 59,647,488
              ======================================================================================================================

            * Including undistributed (overdistributed) net investment income of
              $(994,370) and $17,284, respectively.
              See Notes to Financial Statements.




      Financial Highlights

                                                                                                                 Class A Shares
                                        -------------------------------------------------------------------------------------------
                                         Six Months                                                               August 1, 1995
                                              Ended                                                               Commencement
                                           May 31,                                                 Year Ended     of Operations) to
                                               2000                                               November 30,    November 30,
Per Share Operating Performance:        (unaudited)            1999          1998         1997         1996         1995
===================================================================================================================================
Net asset value, beginning of period      $   18.89       $   12.58     $   16.18    $   12.84    $   10.18    $   10.00
-----------------------------------------------------------------------------------------------------------------------------------
      Income from investment operations
      Net investment income (loss)            (0.09)(e)         .04(e)        .15          .23          .30          .10
      Net realized and unrealized
        gain on investments                    1.15            6.27           .09         3.39         2.50          .08
      Total from investment operations         1.06            6.31           .24         3.62         2.80          .18
-----------------------------------------------------------------------------------------------------------------------------------
      Distributions from:
      Net investment income                    (.01)              -          (.37)        (.28)        (.12)           -
      Net realized gain on investments         (.19)              -         (3.47)           -         (.02)           -
      Total distributions                      (.20)              -         (3.84)        (.28)        (.14)           -
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period            $   19.75       $   18.89     $   12.58    $   16.18    $   12.84    $   10.18
-----------------------------------------------------------------------------------------------------------------------------------
Total Return(b)                                5.65%(d)       50.04%         5.71%       28.90%       27.81%        1.80%(d)
===================================================================================================================================
      Ratios to Average Net Assets:
      Expenses, including waiver
        and reimbursements                      .66%(d)         .41%          .02%         .00%         .00%         .00%(d)
      Expenses, excluding waiver
        and reimbursements                      .80%(d)        1.64%         1.60%        1.58%        2.39%        1.20%(d)
      Net investment income (loss)             (.44)%(d)        .25%         1.14%        1.69%        2.67%        1.04%(d)
====================================================================================================================================

                                                Class B Shares                     Class C Shares          Class Y Shares
-----------------------------------------------------------------   ----------------------------------  ----------------------------
                               Six Months                Oct. 16,    Six Months               Oct. 19,   Six Months        Dec. 9,
                                    Ended              1998(c) to        Ended              1998(c) to         Ended    1998(c) to
Per Share                     May 31, 2000                Nov. 30,  May 31, 2000              Nov. 30,    May 31, 2000    Nov. 30,
Operating Performance:        (unaudited)       1999         1998     (unaudited)    1999        1998    (unaudited)         1999
====================================================================================================================================
Net asset value,
     beginning of period           $18.78       $12.57      $10.41     $18.76        $12.59     $10.70      $18.94      $12.76
------------------------------------------------------------------------------------------------------------------------------------
   Income from investment
     operations
   Net investment income  (loss)     (.16)(e)     (.06)(e)    __(a)      (.16)(e)      (.06)(e)     __(a)     (.07)(e)     .09(e)
   Net realized and unrealized
       gain on investment            1.15         6.27        2.16       1.17          6.23       1.89        1.18        6.09

   Total from investment
     operations                       .99         6.21        2.16       1.01          6.17       1.89        1.11        6.18
------------------------------------------------------------------------------------------------------------------------------------
   Distributions from:
   Net investment income                --          --          --         --         --         --           (.04)          --
   Net realized gain on
     investments                     (.19)          --         --        (.19)        --         --           (.19)          --
   Total distributions               (.19)          --         --        (.19)        --         --           (.23)          --
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value,
     end of period                 $19.58       $18.78      $12.57     $19.58        $18.76     $12.59       $19.82      $18.94
------------------------------------------------------------------------------------------------------------------------------------
Total Return (b)                     5.35%(d)    49.32%      20.75%(d)   5.40%(d)     49.01%     17.66%(d)     5.88%(d)   48.43%(d)
====================================================================================================================================
   Ratios to Average
     Net Assets:
   Expenses, including waiver
       and reimbursements             .98%(d)     1.07%        .13%(d)    .97%(d)      1.07%       .13%(d)      .48%(d)     .06%(d)
   Expenses, excluding waiver
       and reimbursements            1.12%(d)     2.30%        .34%(d)   1.11%(d)      2.30%       .34%(d)      .62%(d)    1.27%(d)
   Net investment income (loss)      (.77)%(d)    (.40)%      (.08)%(d)  (.76)%(d)     (.40)%     (.10)%(d)    (.31)%(d)    .62%(d)
   =================================================================================================================================

                                        Six Months                                                                    August 1, 1995
                                             Ended                                                                     (Commencement
                                          May 31,                                                    Year Ended    of Operations) to
                                              2000                                                  November 30,        November 30,
Supplemental Data For All Classes:     (unaudited)        1999             1998         1997            1996                   1995
====================================================================================================================================
   Net assets, end of period (000)     $240,203         $59,647           $4,723       $1,672          $1,462               $968
   Portfolio turnover rate                66.60%         104.87%          136.81%       52.86%          30.78%              1.55%
   =================================================================================================================================

 (a) Amount less than $.01.
 (b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions. (c)Commencement of operations of respective class shares.
 (d) Not annualized.
 (e) Calculated using average shares outstanding during the period.
     See Notes to Financial Statements.

Notes to Financial Statements (unaudited)


1. SIGNIFICANT ACCOUNTING POLICIES
Lord Abbett Research Fund, Inc. (the "Company") is an open-end management investment company incorporated under Maryland law on April 26, 1992. The Company consists of three separate portfolios. This report covers one of the portfolios-Lord Abbett Growth Opportunities Fund ("Series"). The Series is diversified as defined under the Investment Company Act of 1940. The financial statements have been prepared in conform ity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Series.

(a) Security valuation is determined as follows: Portfolio securities listed or admitted to trad ing privileges on any national securities exchange are valued at the last sales price on the principal securities exchange on which such securities are traded, or, if there is no sale, at the mean between the last bid and ask prices on such exchange. Securities traded only in the over-the-counter market are valued at the mean between the last bid and ask prices, except that securities admitted to trading on the NASDAQ National Market System are valued at the last sales price if it is determined that such price more accurately reflects the value of such securi ties. Short-term securities maturing in 60 days or less are valued at amortized cost which approximates market value. Securities for which market quotations are not available are valued at fair value under procedures approved by the Board of Directors.

(b) It is the policy of the Series to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income. Therefore, no federal income tax provision is required.

(c) Investment transactions are accounted for on the date that the securities are purchased or sold (trade date). Realized gains and losses from investment transactions are calculated on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Net investment income (other than distribution and service fees) and realized and unrealized gains or losses are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

2. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES
The Series has a management agreement with Lord, Abbett & Co. ("Lord Abbett") pursuant to which Lord Abbett supplies the Series with investment management services, and executive and other personnel, pays the remuneration of officers, provides office space and pays for ordinary and necessary office and clerical expenses relating to research, statistical work and the supervision of the Series' investment portfolio. The management fee paid is based on average daily net assets for each month at the annual rate of 0.90 of 1%. Lord Abbett waived a portion of its management fee during the period ended May 31, 2000. At May 31, 2000, the management fee payable was $184,283.

The Series has rule 12b-1 plans and agreements (the "Class A, Class B and Class C Plans") with Lord Abbett Distributor LLC ("Distributor"), an affiliate of Lord Abbett. The Series makes payments to Distributor, which uses or passes on such payments to authorized institutions. Pursuant to the Class A Plan, the Series pays Distributor: (1) an annual service fee of 0.25% of the average daily net asset value of Class A shares, (2) a one-time distribution fee of up to 1% on certain qualifying purchases, and (3) an annual distribution fee of 0.10% of the average daily net asset value of Class A shares. Pursuant to the Class B and Class C Plans, the Series pays Distributor an annual service and distribution fee of 0.25% and 0.75%, respectively, of the average daily net asset value of the shares outstanding. Class Y does not have a Rule 12b-1 plan. At May 31, 2000, the 12b-1 fee payable was $113,409.

Distributor received $358,014, representing payment of commissions on sales of Class A shares, after deducting $2,040,869 allowed to authorized dealers as concessions. Certain of the Series' officers and directors have an interest in Lord Abbett.

3. CAPITAL
The Company has authorized 150 million shares of $.001 par value capital stock desig nated as follows: Class A-50 million, Class B -30 million, Class C-20 million, Class P -20 million, Class Y-30 million. Paid in capital amounted to $244,370,778 at May 31, 2000.

Transactions in capital stock were as follows:

                Six Months Ended May 31, 2000     Year Ended Nov. 30, 1999
                ----------------------------------------------------------------
Class A               Shares         Amount          Shares        Amount
--------------------------------------------------------------------------------
Sales of shares      5,883,802   $128,016,674       2,010,484   $31,122,767
Shares issued to
shareholders in
reinvestment of
dividends and
distributions           24,829        488,885              --            --
Total                5,908,631    128,505,559       2,010,484    31,122,767
--------------------------------------------------------------------------------
Shares reacquired     (642,643)   (13,645,038)       (212,825)   (3,631,283)
Increase             5,265,988   $114,860,521       1,797,659$   27,491,484

                Six Months Ended May 31, 2000       Year Ended Nov. 30, 1999
                ----------------------------------------------------------------
Class B               Shares         Amount             Shares        Amount
--------------------------------------------------------------------------------
Sales of shares     2,470,095    $54,011,012            583,643     $9,180,995
Shares issued to
shareholders in
reinvestment of
dividends and
distributions           6,306        123,464                  -             -
Total               2,476,401     54,134,476            583,643      9,180,995
--------------------------------------------------------------------------------
Shares reacquired    (286,038)    (6,145,035)           (18,432)      (294,430)
Increase            2,190,363    $47,989,441            565,211$     8,886,565
--------------------------------------------------------------------------------

                Six Months Ended May 31, 2000         Year Ended Nov. 30, 1999
                ----------------------------------------------------------------
Class C             Shares         Amount                Shares        Amount
--------------------------------------------------------------------------------
Sales of shares     1,739,313    $37,526,387            450,156     $7,087,621
Shares issued to
shareholders in
reinvestment of
dividends and
distributions           4,783         93,568                  -             -
Total               1,744,096     37,619,955            450,156     7,087,621
--------------------------------------------------------------------------------
Shares reacquired    (161,764)    (3,364,034)           (24,444)     (434,244)
Increase            1,582,332    $34,255,921            425,712    $6,653,377
--------------------------------------------------------------------------------

                Six Months Ended May 31, 2000           Year Ended Nov. 30, 1999
                ----------------------------------------------------------------
Class Y            Shares         Amount             Shares        Amount
--------------------------------------------------------------------------------
Sales of shares         -            $ -                157     $   2,126
Shares issued to
shareholders in
reinvestment of
dividends and
distributions           1.802         36                  -             -
Total                   1.802         36                157         2,126
--------------------------------------------------------------------------------
Shares reacquired       -              -                  -             -
Increase                1.802        $36                157     $   2,126
--------------------------------------------------------------------------------
NOTE: There was no capital stock activity for Class P shares during the period.

4. Distributions
Distributions from net investment income and net realized gain from investment transactions, if any, are distributed to shareholders annually. At May 31, 2000, accumulated net realized loss for the Series was $10,461,259.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from methods used to determine the corresponding income and capital gains amounts in accordance with accounting principles generally accepted in the United States of America.

5. PURCHASES AND SALES OF SECURITIES
Purchases and sales of investment securities (other than short-term investments) for the period ended May 31, 2000 aggregated $298,232,991 and $110,315,054, respectively. As of May 31, 2000, net unrealized appreciation for federal income tax purposes aggregated $7,288,199 of which $30,806,095 related to appreciated securities and $23,517,896 related to depreciated securities. The cost of investments for federal income tax purposes is substantially the same as that used for financial reporting purposes.

6. DIRECTORS' REMUNERATION
The Directors of the Company associated with Lord Abbett and all officers of the Company receive no compensation from the Company for acting as such. Outside directors' fees and retirement costs are allocated among all funds in the Lord Abbett group based on the net assets of each fund.

7. LINE OF CREDIT
The Company, along with certain other funds managed by Lord Abbett, has available a $200,000,000 unsecured revolving credit facility ("Facility"), from a consortium of banks, to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Any borrowings under this Facility will bear interest at current market rates as defined in the agreement. The fee for this Facility was at an annual rate of 0.06% during the year ended November 30, 1999. Effective December 17, 1999, this fee was increased to 0.09% per annum. There were no loans outstanding pursuant to this Facility at May 31, 2000, nor was the Facility utilized at any time during the period.


Copyright (C) 2000 by Lord Abbett Growth Opportunities Inc., 90 Hudson Street, Jersey City, NJ 07302-3973

This publication, when not used for the general information of shareholders of Lord Abbett Growth Opportunities, is to be distributed only if preceded or accompanied by a current prospectus which includes information concerning the Series' Investment objective and policies, sales charges and other matters. There is no guarantee that the forecasts contained in this publication will come to pass. All rights reserved. Printed in the U.S.A.

Lord, Abbett & Co.


INVESTMENT
TEAM LEADER
     PROFILE



[Photo of Stephen J. McGruder]



          Stephen J. McGruder
          Partner and Investment Team Leader

                    Stephen J. McGruder, a CFA charterholder, has 30 years of experience in the investment industry. Prior to joining Lord Abbett in 1995, he was Vice President and Portfolio Manager at Wafra Investment Advisory Group. He holds a BS from Stanford University and a BA in Business Economics from Claremont McKenna College.



ABOUT YOUR FUND'S
        BOARD OF
        DIRECTORS

The Securities and Exchange Commission (SEC) views the role of the independent Board of Directors as one of the most important components in overseeing a mutual fund. The Board of Directors watches over your Fund's general operations and represents your interests. Board members review and approve every contract between your Fund and Lord, Abbett & Co. (the Fund's investment manager) and Lord Abbett Distributor LLC (the Fund's underwriter). They meet regularly to review a wide variety of information and issues regarding your Fund. Every member of the Board possesses extensive business experience. Lord Abbett Tax-Free Income Fund's shareholders are indeed fortunate to have a group of independent directors with diverse backgrounds to provide a variety of viewpoints in the oversight of their Fund. Below, we feature one of our independent directors, E. Thayer Bigelow, Jr.

[PHOTO]

E. Thayer Bigelow, Jr.
Director -Lord Abbett
Tax-Free Income Fund


Mr. Bigelow is a graduate of Trinity College and earned his MBA at the University of Virginia's Darden Business School. He is currently Senior Advisor at Time Warner Inc. Prior to that, he was acting CEO of Courtroom Television Network, and previously served for five years as President and CEO of Time Warner Cable Programming, Inc.

Mr. Bigelow serves as a member of the Board of Trustees for the Cate School. He is also a member of the Board of Directors of Crane Co. He has been an independent director for all of Lord Abbett's Family of Funds since 1994.

                           INVESTING IN THE
                        LORD ABBETT
                                 FAMILY OF FUNDS

---------------------------------------------------------------------------------------------------------------------------
 GROWTH
---------------------------------------------------------------------------------------------------------------------------
                                                                                                   INCOME
---------------------------------------------------------------------------------------------------------------------------
 Aggressive       Growth Funds      Growth &         Balanced Fund  Income Funds         Tax-Free        Money
 Growth Fund                        Income Funds                                         Income Funds    Market Fund

 Growth           Large-Cap         Research Fund -  Balanced       World Bond-           National       U. S. Government
 Opportunities    Growth Fund       Large-Cap        Series**       Debenture Series      California     Securities Money
 Fund             Research Fund-    Series                          Global Fund -         Connecticut    Market Fund + ++
                  Small-Cap Value   Growth &                        Income Series         Florida
                  Series            Income Series                   High Yield Fund       Georgia
                  Alpha Series*     Affiliated Fund                 Bond-Debenture        Hawaii
 Developing       International                                     Fund                  Michigan
 Growth Fund      Series                                            Limited Duration      Minnesota
 Lord Abbett      Mid-Cap                                           U. S. Government      Missouri
 Developing       Value Fund                                        Securities Series+    New Jersey
 Growth Fund      Global Fund-                                      U. S. Government)     New York
 is closed to     Equity Series                                     Securities Series+    Pennsylvania
 new investors.                                                                           Texas
                                                                                          Washington



Finding the right mutual fund can be confusing. At Lord, Abbett & Co., we believe your investment professional provides value in helping you identify and under stand your investment objectives and, ultimately, offering fund recom mendations suitable for your individual needs.

This publication, when used as sales literature, is to be distributed only if preceded or accompanied by a current prospectus for the fund(s) covered by this report.

For more complete information about any Lord Abbett fund, in cluding risks, charges and ongoing expenses, call your investment professional or Lord Abbett Distributor LLC at 800-874-3733 for a prospectus. Read it carefully before investing.

The Lord Abbett Family of Funds lets you access more than 30 portfolios designed to meet a variety of investment needs.

Diversification. You and your investment professional can diversify your investments between equity and income funds.

Flexibility. As your investment goals change, your investment professional can help you reallocate your portfolio.


You may reallocate assets among our funds at any time. Speak with your investment professional to help you customize your investment plan.

Numbers to Keep Handy
For Shareholder Account or Statement Inquiries: 800-821-5129
For Literature Only: 800-874-3733
24-Hour Automated Shareholder
Service Line: 800-865-7582
Visit Our Web Site:
www.lordabbett.com

** Lord Abbett Securities Trust - Alpha Series is a fund of funds investing in shares of Lord Abbett Developing Growth Fund, Lord Abbett Research Fund - Small-Cap Value Series and Lord Abbett Securities Trust - International Series.

** Lord Abbett Balanced Series is a fund of funds investing in shares of certain other Lord Abbett funds.

+ An investment in this Fund is neither insured nor guaranteed by the U.S. Government.

++ An investment in this Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. This Fund is managed to maintain and has maintained its stable $1.00 price per share.


[LOGO]

Lord Abbett mutual fund shares are distributed by:
LORD ABBETT DISTRIBUTOR LLC
-----------------------------------------------------
90 Hudson Street o Jersey City, New Jersey 07302-3973

                                                                     LAGOF-3-300
                                                                          (7/00)